UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2026

USA Rare Earth, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41711	98-1720278
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 W. Airport Road, Stillwater, OK 74075
(Address of Principal Executive Offices) (Zip Code)

(813) 867-6155
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	USAR	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On August 28, 2026, USA Rare Earth, Inc. (the “Company”) held a special meeting of stockholders (the “Special Meeting”) to (i) approve the issuance of 126,849,307 shares of common stock, par value $0.0001 per share, of the Company (the “Common Stock”) in the merger contemplated by the Agreement and Plan of Merger, dated as of April 19, 2026, as amended by Amendment No. 1, dated July 16, 2026, by and among the Company, Middlebury Merger Sub, Ltd., a business company limited by shares incorporated under the laws of the British Virgin Islands, SVRE Holdings Ltd., a business company limited by shares incorporated under the laws of the British Virgin Islands, and Serra Verde Rare Earths Ltd., a company incorporated and existing under the laws of the British Virgin Islands, solely in its capacity as the representative of the stockholders of SVRE Holdings Ltd. (the “Share Issuance Proposal”), and (ii) adjourn the Special Meeting, if necessary or appropriate to solicit additional proxies in favor of the Share Issuance Proposal (the “Adjournment Proposal”).

As of July 22, 2026, the record date for the Special Meeting (the “Record Date”), 244,720,099 shares of Common Stock and 1,224,351 shares of the Series A Preferred Stock, par value $0.0001 per share, of the Company (the “Series A Preferred Stock”), representing 247,181,020 shares of Common Stock on an as-converted basis, were outstanding and entitled to be voted at the Special Meeting. Holders of Common Stock and Series A Preferred Stock (on an as-converted basis) voted as a single class on each matter presented at the Special Meeting.

The final results for the proposals voted on at the Special Meeting are set forth below:

Proposal 1 - Share Issuance Proposal

This proposal was approved. The following table shows the results of the stockholders’ vote:

Votes For	Votes Against	Abstentions
108,248,297	1,403,269	16,879,393

Proposal 2 - Adjournment Proposal

This proposal was approved. The following table shows the results of the stockholders’ vote:

Votes For	Votes Against	Abstentions
94,439,941	15,025,106	17,065,912

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

USA Rare Earth, Inc.

Date:	August 31, 2026	By:	/s/ VALERIE FORD JACOB
Valerie Ford Jacob
Chief Legal Officer